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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


     FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) March 13, 2003

                 Magnum d' Or Resources Inc...
     (Exact name of registrant as specified in its charter)


NEVADA                                0-31849             98-02152222
(State or other jurisdiction
 of incorporation)            (Commission File Number)  (IRS Employer
                                                       Identification No.)


63 St. Clair Avenue West, Suite 1704, Toronto, Ontario, Canada M4V 2Y9
            (Address of principal executive offices)


    Registrants telephone number, including area code    (416) 962-4508

                        Digital World Cup, Inc
      ______________________________________________________
  (Former name or former address, if changed since last report)






                 Item 1.  Changes in Control of Registrant


On March 13, 2003 Reno J. Calabrigo was elected as President,
Treasurer and a Director of the company.  In addition, Janet
Winklar was elected as Secretary and Director.

The three former officers and directors of the company, Messrs. Sandy Winick, Howard Klein and Michael Levine have resigned as officers and directors, and will be transferring their shares to Mr. Calabrigo. Mr. Calabrigo will be receiving a total of approximately 18,395,500 shares of common stock, including the shares in Item 5, below. The shares were valued at $.001 per share.


                           ITEM 5. OTHER EVENTS



  2003 CONSULTING AGREEMENT

  The 2003 Consulting Agreement is incorporated as an exhibit to this Form 8-K..

   Pursuant to the plan the following individuals have been awarded common shares in the following amounts:

  Reno J. Calabrigo                 12,100,000 shares
  Janet Winklar                        250,000 shares
  Kerry Read                           250,000 shares
  Christopher J. Moran, Jr.            350,000 shares


In addition, Reno J. Calabrigo has been awarded a total of 3,000,000 preferred shares which are convertible into common shares at a rate of 20 to 1. This gives Mr. Calabrigo effective control of the company.

  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.



                                 Exhibits


2003 Consulting Agreement




                                SIGNATURES


       Pursuant  to  the requirements of the Securities  Exchange
  Act  of 1934, the registrant has duly caused this report to  be
  signed   on  its  behalf  by  the  undersigned  hereunto   duly
  authorized.








Magnum d'Orr Resources Inc.



  Date:   April 7,  2003
  By:  /S/ Reno J. Calabrigo
     CEO,  President,  Treasurer  and Director